UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

February 28, 2019 (January 15, 2019)

Hawkeye Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-180954	83-0799093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 W. Sunset Blvd., Suite 468, Los Angeles, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 279-5152

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Deﬁnitive Agreement.

Effective January 15, 2019 the Company entered into an agreement with 5W Public Relations (“5WPR”), one of the top 10 independently owned PR firms in the U.S, as their PR Agency of Record.  Pursuant to the agreement, the Company has engaged 5WPR to undertake investors relations and financial services for the Company for an initial term of six months, payable $18,000 per month.  The term renews unless terminated on 30 days’ notice.  Subsequent to twelve months of service the monthly fee increases by 7% over the monthly fee from the year prior.

Item 9.01 Exhibits

10.1Agreement dated as of January 15, 2019 between the Company and 5W Public Relations.

10.2Press release issued February 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKEYE SYSTEMS, INC.

(Registrant)

Dated: February 28, 2019By:  \s\ Corby Marshall

Corby Marshall

Chief Executive Officer